Exhibit 4.4

                                 [Form of Note]

[Legend for inclusion in Global Note -- THIS NOTE IS A GLOBAL SECURITY REFERRED TO IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[Legend for  inclusion  in Global Note -- UNLESS  THIS NOTE IS  PRESENTED  BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[The following legends to be included on all Notes (other than Exchange Notes) until, in the case of any Note, the holding period applicable to such Note under Rule 144(k) of the Securities Act expires, such Note is resold pursuant to a registration statement that has been declared effective under the Securities Act or such legend has been removed in accordance with other provisions of the Indenture -- THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED
INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS
SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT,
(D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE

INDENTURE GOVERNING THIS NOTE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.


THIS NOTE MAY NOT BE ACQUIRED OR HELD WITH THE ASSETS OF (I) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO ERISA, (II) A "PLAN" DESCRIBED IN
SECTION 4975 OF THE  INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED (THE  "CODE"),
(III) ANY ENTITY DEEMED TO HOLD "PLAN ASSETS" OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY, OR (IV) A GOVERNMENTAL PLAN OR CHURCH PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), UNLESS THE ACQUISITION AND HOLDING OF THIS NOTE BY THE PURCHASER OR TRANSFEREE, THROUGHOUT THE PERIOD THAT IT HOLDS THIS NOTE, ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS UNDER ERISA AND SECTION 4975 OF THE CODE OR ANY PROVISIONS OF SIMILAR LAW, AS APPLICABLE, PURSUANT TO ONE OR MORE PROHIBITED TRANSACTION STATUTORY OR ADMINISTRATIVE EXEMPTIONS. BY ITS ACQUISITION OR HOLDING OF THIS NOTE, EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT THE FOREGOING REQUIREMENTS HAVE BEEN SATISFIED.]

                          Principal Amount: $ o[For inclusion in Global Notes --
                                                 (or such other amount as is set
                                                    forth on Schedule A hereto)]


No. [RA- o]
    [R - o]
CUSIP No. [o]
ISIN No. [o]


                                  NYMAGIC, INC.

                           6.50% Senior Notes due 2014

        NYMAGIC, INC., a New York corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to ___________________________, or registered assigns, the principal sum of
__________________ DOLLARS ($_______) [For inclusion in Global Notes -- or such other principal amount as is set forth on Schedule A hereto] on March 15, 2014, and to pay interest thereon from March 11, 2004, or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year (each, an "Interest Payment Date"), commencing September 15, 2004, and at Maturity, at the rate of 6.50% per annum, until the principal hereof is paid or duly made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided that interest payable at Maturity shall be paid to the Person to whom principal is payable on such date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Person who was the Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

        Payment of the principal of and premium, if any, and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of Wilmington, Delaware or in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States; provided, further, that if this
Note is a Global Note registered in the name of a Depository or its nominee, then, anything in the Indenture or the Notes to the contrary notwithstanding, payments of the principal of and premium, if any, and interest on this Note shall be made by wire transfer.

        This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes") issued and to be issued in one or more series under an Indenture dated as of March 11, 2004 (the "Original Indenture"), as amended and supplemented by the First Supplemental Indenture dated as of March 11, 2004 (the "First Supplemental Indenture"; the Original Indenture, as amended and supplemented by the First Supplemental Indenture and all other indentures supplemental thereto, is herein called the "Indenture"), each between the Company and Wilmington Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. This
Note is one of the series designated on the face hereof, initially limited (subject to exceptions provided in the Indenture and subject to the right of the Company to re-open such series for issuance of additional Securities of such series upon the terms and subject to the conditions specified in the Indenture).

        The Notes may be redeemed, in whole or from time to time in part, at the Company's option on any date (each, a "Redemption Date") at a redemption price equal to the greater of: (a) 100% of the principal amount of the Notes to be redeemed, and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to such Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 37.50 basis points, plus, in the case of both clause (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to a Redemption Date will be payable to the Holders of the Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

        As used in this Note, the following terms have the meanings set forth below:

        "Treasury  Rate"  means,  with  respect to any  Redemption  Date for the
Notes: (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Final Maturity Date for the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the applicable Redemption Date. As used in the immediately preceding sentence and in the definition of "Reference Treasury Dealer Quotations" below, the term "Business
Day" means any day other than Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

        "Comparable Treasury Issue" means, with respect to any Redemption Date for the Notes, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

        "Independent Investment Banker" means, with respect to any Redemption Date for the Notes, Keefe, Bruyette & Woods, Inc. or Ferris, Baker Watts, Incorporated, and their respective successors, whichever is selected by the Trustee after consultation with the Company, or, if both such firms or any successor to either such firm, as the case may be, is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

        "Comparable Treasury Price" means, with respect to any Redemption Date for the Notes: (a) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, (b) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations, or (c) if the Trustee obtains only one Reference Treasury Dealer Quotation for the Redemption Date, that Reference Treasury Dealer Quotation.

        "Reference Treasury Dealer" means, with respect to any Redemption Date for the Notes, five primary U.S. Government securities dealers in New York City (a "Primary Treasury Dealer"), selected by the Trustee in consultation with the Company. If any such Reference Treasury Dealer ceases to be a Primary Treasury Dealer, the

Trustee, in consultation with the Company, will substitute another Primary Treasury Dealer for that Reference Treasury Dealer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "Final Maturity Date"  means March 15, 2014.

        Notice of any redemption by the Company will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Notes to be redeemed. If less than all the Notes are to be redeemed at the option of the Company, the Trustee will select, in such manner as it deems fair and appropriate, the Notes (or portions thereof) to be redeemed. Unless the Company defaults in payment of the Redemption Price (including, without limitation, interest, if any, accrued to the applicable Redemption Date), on and after the applicable Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption on such Redemption Date.

        If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued and unpaid interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note, at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the Office or Agency of the Company maintained for the purpose in any place where the principal of and interest on this Note are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Notes are issuable only in fully registered form without coupons in the denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations set forth therein, the Notes are exchangeable for a like aggregate principal amount of Notes of authorized denominations as requested by the Holders surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

        Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and none of the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

        [This paragraph to be omitted from Exchange Notes -- In addition to rights provided to the Holders of the Notes under the Indenture, Holders of Notes shall have all the rights set forth in the Registration Rights Agreement dated as of March 11, 2004 among the Company, Keefe, Bruyette & Woods, Inc. and Ferris, Baker Watts, Incorporated (as the same may be amended or supplemented from time to time in accordance with its terms, the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Holders of the Notes will, subject to certain exceptions and on the terms and subject to the conditions specified in the Registration Rights Agreement, have the right to exchange their Notes for a like principal amount of Exchange Notes issued under the Indenture, which Exchange Notes will have been registered under the Securities Act. The Holders of the Notes shall be entitled to receive certain Additional Interest on the Notes in the event such exchange offer is not consummated or upon certain other conditions, on the terms and subject to the conditions and exceptions set forth in the Registration Rights Agreement.]

        The Indenture contains provisions whereby (i) the Company may be discharged from their obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money and/or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture. In addition, the Indenture shall cease to be of further effect (subject to certain exceptions) with respect to the Notes when (1) either (A) all Notes previously authenticated and delivered have been delivered (subject to certain exceptions) to the Trustee for cancellation, or (B) all Notes (i) have become due and payable or (ii) will become due and payable at their Stated Maturity within one year or (iii) are to be called for redemption within one year and, in the case of (i), (ii) or (iii) above, the Company has irrevocably deposited with the Trustee money in an amount sufficient to pay and discharge the entire indebtedness on all such Notes not theretofore delivered to the Trustee for cancellation in respect of principal, premium, if any, and interest to the date of such deposit (if such Notes have become due and payable) or to the Stated Maturity or Redemption Date thereof, as the case may be, and (2) the Company satisfies certain other conditions, all as more fully provided in the Indenture.

This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.

This Note may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signatures of its duly authorized officers.

Dated:  ______________




                                       NYMAGIC, INC.




                                       By:
                                             -----------------------------------
                                             Name:  George R. Trumbull
                                             Title: Chairman and Chief Executive
                                                    Officer


                                       By:
                                             -----------------------------------
                                             Name:  Thomas J. Iacopelli
                                             Title: Chief Financial Officer and
                                                    Treasurer




TRUSTEE'S  CERTIFICATE  OF
AUTHENTICATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY,
not in its individual capacity, but
solely as Trustee



By:
   ----------------------------------
          Authorized Signatory

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                      TEN COM--as tenants in common
                      TEN ENT--as tenants by the entireties
                      JT TEN--as joint tenants with right of survivorship and not as tenants in common
                      UNIF GIFT MIN ACT-- ___________Custodian_____________
                                            (Cust)               (Minor)

                                          under the Uniform Gift to Minors Act

                                          --------------------------------
                                                      (State)

           Additional abbreviations may also be used though not in the above list.

                     --------------------------------------


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

  ---------------------------------------------------------


  ---------------------------------------------------------





--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


--------------------------------------------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing

                                                                        Attorney
------------------------------------------------------------------------
to transfer said security on the books of the Company with full power of substitution in the premises.

Dated:                                         Signed:
      ----------------------------------              --------------------------

         Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.

                   [For inclusion in Global Notes] SCHEDULE A


     The initial principal amount of this Global Note is ________ Dollars ($_______). The following increases or decreases in the principal amount of this Global Note have been made:

===================== ================== ================== ================== ==================
                      Amount of          Amount of          Principal amount
                      increase in        decrease in        of this Global     Signature of
                      principal amount   principal amount   Note following     authorized
                      of this Global     of this Global     such decrease or   signatory of
Date made             Note               Note               increase           Trustee
--------------------- ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------

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

          [For inclusion in Notes bearing the Private Placement Legend]


                              TRANSFER CERTIFICATE


                                Re: NYMAGIC, INC.
                                    6.50% Senior Notes due 2014 (the "Notes")
                                    -----------------------------------------

Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture (as defined in the Note to which this Certificate is attached).

The undersigned (the "Transferor") has requested a transfer of this Note or a portion hereof (in either such case, the "Specified Notes"). In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

        (a)|_| The Specified Notes are being transferred pursuant to an effective registration statement under the Securities Act.

        (b)|_| The Specified Notes are being acquired for the Transferor's own account, without transfer.

        (c)|_| The Specified Notes are being transferred pursuant to and in compliance with Regulation S under the Securities Act.

        (d)|_| The Specified Notes are being transferred in compliance with Rule 144A ("Rule 144A") under the Securities Act to a Person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) (a "QIB") that is purchasing the Specified Notes for its own account or for the account of another QIB, in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

        (e)|_| The Specified Notes are being transferred pursuant to the exemption from the registration requirements of the Securities Act provided by Rule 144 (or any successor thereto) thereunder.

This Certificate and the statements contained herein are made for the benefit of, and may be conclusively relied upon by, the Trustee and the Company.


                                     -------------------------------------------
                                     (Insert Name of Transferor)




                                     By:
                                        ----------------------------------------


Date:
      ----------------------


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

TO BE COMPLETED BY TRANSFEREE
IF (d) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a QIB (as defined above) and is aware that the Specified Notes (as defined above) are being transferred in reliance on Rule 144A (as defined above), (ii) the undersigned is acquiring the Specified Notes for its own account or for the account of one or more other QIBs over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Notes are being transferred in reliance on Rule 144A) and (iii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Notes have not been registered under the Securities Act (as defined above), and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof and in the Indenture pursuant to which the Notes were issued.

Dated:
       ------------------------             ------------------------------------
                                            (Insert Name of Transferee)




                                            By:
                                               ---------------------------------
                                               Executive Officer